UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

June 11, 2012 (June 7, 2012)

ADVOCAT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN		37027
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code) (615) 771-7575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of shareholders was held on June 7, 2012, and the matters voted upon at the annual meeting and the results of the votes were as follows:

(a) The nominees named below were elected to serve as members of the Board of Directors of the Company for a three-year term until the 2015 annual meeting of shareholders and until their successors are duly elected and qualified, and the voting results were as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Kelly J. Gill	3,001,335	1,519,747	1,098,367

Richard M. Brame	3,010,524	1,510,558	1,098,367

(b) The selection of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
5,115,119	54,025	450,305

The Company issued a press release regarding these results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit

99.1	Press Release dated June 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.

By:	/s/ L. Glynn Riddle, Jr.
L. Glynn Riddle, Jr.
Chief Financial Officer

Date:    June 11, 2012

Exhibit Index

Number	Exhibit

99.1	Press Release dated June 11, 2012.